UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 13, 2005

Bresler & Reiner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-06201	52-09034
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11140 Rockville Pike, Suite 620, Rockville, MD		20852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (301) 945-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers

On May 13, 2005, Sidney M. Bresler, our President and Chief Executive Officer, notified our Board of Directors of his intention to resign from those positions upon completion of the initial public offering of Midlantic Office Trust, Inc. (“Midlantic”), and related transactions including the purchase of assets from our company, as more fully described under Item 7.01 below, in order to accept the positions of chairman, president and chief executive officer of Midlantic.  Mr. Bresler indicated that he intends to continue to serve on our Board of Directors.

Item 7.01.  Regulation FD Disclosure

On May 13, 2005, Midlantic issued a press release announcing that it had filed a registration statement with the Securities and Exchange Commission for the initial public offering of its common stock.  Upon completion of Midlantic’s initial public offering, Midlantic will purchase from Bresler & Reiner, Inc., for an aggregate purchase price (including assumption of debt) of approximately $270.6 million, eight commercial office properties consisting of 23 buildings currently owned by Bresler & Reiner and one additional commercial property consisting of two buildings that Bresler & Reiner has under contract and expects to acquire.  Bresler & Reiner will hold long term incentive plan units in Midlantic’s operating partnership representing approximately 2% of Midlantic’s outstanding common stock following the offering.  In addition, Bresler & Reiner will purchase $15 million in Midlantic common stock as part of the initial public offering.  A copy of the press release is attached as an exhibit hereto and incorporated by reference herein.

The information in this Current Report is being furnished, not filed, pursuant to Regulation FD. The information in this Current Report, including the exhibit hereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.  The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination or admission that the information in this Current Report is material, or that investors should consider this information before making an investment decision with respect to any security of Bresler & Reiner.

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial statements of business acquired:

None

(b)   Pro Forma financial information:

None

 (c)  Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1                           Press release of Midlantic Office Trust, Inc. dated May 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRESLER & REINER, INC.

Date: May 13, 2005	By:	/s/ Sidney M. Bresler
Sidney M. Bresler
Chief Executive Officer